FINANCIAL EXPENSES	12 Months Ended
Dec. 31, 2021
FINANCIAL EXPENSES
FINANCIAL EXPENSES

NOTE 19 - FINANCIAL EXPENSES

The analysis of financial expenses for the years ended 31 December 2021, 2020 and 2019 is as follows:

Financial expenses:

	1 January –	1 January –	1 January –
	31 December	31 December	31 December
	2021	2020	2019

Commission expenses due to early collection of credit card receivables	(461,270)	(225,242)	(185,093)
Foreign currency exchange losses	(343,450)	(44,804)	(19,358)
Interest expenses on purchases	(83,710)	(66,616)	(24,445)
Interest expenses on bank borrowings	(55,888)	(36,583)	(25,502)
Net fair value losses on financial assets at fair value (Note 4)	(40,250)	—	—
Interest expenses on lease liabilities	(31,696)	(20,036)	(18,733)
Other	(406)	(3,136)	(149)

	(1,016,670)	(396,417)	(273,280)

Interest expenses on purchases consist of interest embedded in inventories purchased on deferred settlement terms.